UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 28, 2006

                               ------------------

                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                       0-15502                  13-3238402
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                                909 Third Avenue,
                               New York, New York
                                      10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 652-6801


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth in Item 5.02 below is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On May 1, 2006, Comverse Technology, Inc. (the "Company") announced that Kobi Alexander resigned from his position as Chief Executive Officer, Chairman of the Board of Directors and as a director of the Company, David Kreinberg resigned his position as Executive Vice President and Chief Financial Officer of the Company and William Sorin resigned his position as Senior General Counsel, Corporate Secretary and as a director of the Company. Each of Messrs. Alexander, Kreinberg and Sorin will continue to serve as advisors to the Company to cooperate with a Special Committee of its Board of Directors (the "Special Committee") in connection with its review of matters relating to stock option grants.

A copy of the press release announcing such resignations and appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 28, 2006, Kobi Alexander and the Company entered into an Employment Agreement (the "Alexander Employment Agreement"). The term of the Alexander Employment Agreement is for six months, unless terminated by either party by providing the other party with no less than 10 days' prior written notice (such term referred to as the "Alexander Employment Term"). Under the terms of the Alexander Employment Agreement, Mr. Alexander resigned from his positions as an officer and director of the Company and was appointed as Senior Advisor. Mr. Alexander also agreed to resign as a director of Verint Systems Inc. ("Verint"), Ulticom, Inc. ("Ulticom") and other subsidiaries and affiliates of the Company, if requested by the Company (unless, prior to the date of such request, Mr. Alexander has already resigned from such position, as applicable). On April 28, 2006, Mr. Alexander resigned as a director of Verint and Ulticom. In addition, Mr. Alexander agreed to make himself reasonably available to, cooperate with, and provide information reasonably requested by, the Special Committee and its designees. Under the Alexander Employment Agreement, Mr. Alexander will be entitled to receive an annual salary of $25,000, company car for his personal use and supplemental medical benefits on the same terms as currently applicable to Mr. Alexander and the right to participate in the insurance, 401(k) and other benefit plans or arrangements of the Company under the same terms and conditions applicable to employees generally. However, during the Alexander Employment Term, Mr. Alexander will not be entitled to receive any stock options, restricted stock, stock appreciation rights or any equity or other incentive compensation under any plan or other arrangement of the Company, no previously granted stock options, restricted stock, stock appreciation rights or other equity compensation shall vest and the Alexander Employment Term shall not count towards vesting. In addition, Mr. Alexander agreed not to exercise or transfer any outstanding options during the Alexander Employment Term. Under the terms of the Alexander Employment Agreement, Mr. Alexander's outstanding Company stock options will terminate upon the later to occur of (i) the expiration of the first 30-consecutive calendar day period during which Mr. Alexander is permitted by the Company to exercise such options on every day during such period and (ii) December 31, 2006; provided, however, that the exercise period for any stock option will not extend beyond 10 years from the original date of grant of such option. Mr. Alexander is subject to certain confidentiality provisions and restrictive covenants. Each of Mr. Alexander and the Company reserved all rights and remedies that he or it may have against the other.

On April 28, 2006, David Kreinberg and the Company entered into an Employment Agreement (the "Kreinberg Employment Agreement"). The term of the Kreinberg Employment Agreement is for six months, unless terminated by either party by providing the other party with no less than 10 days' prior written notice (such term referred to as the "Kreinberg Employment Term"). Under the terms of the Kreinberg Employment Agreement, Mr. Kreinberg resigned from his positions as an officer of the Company and was appointed as an Advisor. Mr. Kreinberg also agreed to resign as a director of Verint, Ulticom and other subsidiaries and affiliates of the Company, if requested by the Company. On April 28, 2006, Mr. Kreinberg resigned as a director of Verint and Ulticom. In addition, Mr. Kreinberg agreed to make himself reasonably available to, cooperate with, and


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provide information reasonably requested by, the Special Committee and its designees related to the Special Committee's investigation, provided, that Mr. Kreinberg will be permitted to seek other full-time employment as long as such employment does not violate his non-disclosure and non-competition obligations, and Mr. Kreinberg's availability and cooperation will not unreasonably interfere with such other employment. Under the Kreinberg Employment Agreement, Mr. Kreinberg will be entitled to receive an annual salary of $25,000, company car on the terms as currently applicable to Mr. Kreinberg and the right to participate in the insurance, 401(k) and other benefit plans or arrangements of the Company under the same terms and conditions applicable to employees generally. However, during the Kreinberg Employment Term, Mr. Kreinberg will not be entitled to receive any stock options, restricted stock, stock appreciation rights or any equity or other incentive compensation under any plan or other arrangement of the Company, no previously granted stock options, restricted stock, stock appreciation rights or other equity compensation shall vest and the Kreinberg Employment Term shall not count towards vesting. In addition, Mr. Kreinberg agreed not to exercise or transfer any outstanding options during the Kreinberg Employment Term. Under the terms of the Kreinberg Employment Agreement, Mr. Kreinberg's outstanding Company stock options will terminate upon the later to occur of (i) the expiration of the first 30-consecutive calendar day period during which Mr. Kreinberg is permitted by the Company to exercise such options on every day during such period and (ii) December 31, 2006; provided, however, that the exercise period for any stock option will not extend beyond 10 years from the original date of grant of such option. Mr. Kreinberg is subject to certain confidentiality provisions and restrictive covenants. Each of Mr. Kreinberg and the Company reserved all rights and remedies that he or it may have against the other.

On April 28, 2006, William Sorin and the Company entered into an Employment Agreement (the "Sorin Employment Agreement"). The term of the Sorin Employment Agreement is for six months, unless terminated by either party by providing the other party with no less than 10 days' prior written notice (such term referred to as the "Sorin Employment Term"). Under the terms of the Sorin Employment Agreement, Mr. Sorin resigned from his positions as an officer and director of the Company and was appointed as an Advisor. Mr. Sorin also agreed to resign as a director of Verint and other subsidiaries and affiliates of the Company, if requested by the Company. On April 28, 2006, Mr. Sorin resigned as a director of Verint. In addition, Mr. Sorin agreed to make himself reasonably available to, cooperate with, and provide information reasonably requested by, the Special Committee and its designees. Under the Sorin Employment Agreement, Mr. Sorin will not be entitled to receive any salary but the Company will continue to provide Mr. Sorin with the right to participate in the insurance, 401(k) and other benefit plans or arrangements of the Company under the same terms and conditions applicable to employees generally. However, during the Sorin Employment Term, Mr. Sorin will not be entitled to receive any stock options, restricted stock, stock appreciation rights or any equity or other incentive compensation under any plan or other arrangement of the Company, no previously granted stock options, restricted stock, stock appreciation rights or other equity compensation shall vest and the Sorin Employment Term shall not count towards vesting. In addition, Mr. Sorin agreed not to exercise or transfer any outstanding options during the Sorin Employment Term. Under the terms of the Sorin Employment Agreement, Mr. Sorin's outstanding Company stock options will terminate upon the later to occur of (i) the expiration of the first 30-consecutive calendar day period during which Mr. Sorin is permitted by the Company to exercise such options on every day during such period and (ii) December 31, 2006; provided, however, that the exercise period for any stock option will not extend beyond 10 years from the original date of grant of such option. Mr. Sorin is subject to certain confidentiality provisions and restrictive covenants. Each of Mr. Sorin and the Company reserved all rights and remedies that he or it may have against the other.

The foregoing descriptions of the Alexander Employment Agreement, the Kreinberg Employment Agreement and the Sorin Employment Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated by reference herein.

APPOINTMENT OF CHAIRMAN AND PRINCIPAL OFFICERS

On April 28, 2006, the Company's Board of Directors named Ron Hiram as its non-executive Chairman, Raz Alon as the Company's interim Chief Executive Officer, Avi Aronovitz as its interim Chief Financial Officer and Paul Robinson as its Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary.

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A copy of the press release announcing such appointments is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Hiram, age 53, has served as a director of the Company since June 2001. Mr. Hiram is a Managing Partner of Eurofund 2000 L.P., a venture capital fund focused on Israeli-related companies in the telecommunications, information technology and microelectronic spheres. Previously, Mr. Hiram co-headed TeleSoft Partners' investment activities in Israel from 2001 to 2002. TeleSoft Partners is a Silicon Valley venture capital fund focusing on companies developing telecommunication-related technologies. From 1994 to 2000, Mr. Hiram served as a Managing Director and Partner of Soros Fund Management LLC ("Soros"), an international hedge fund, devoting the bulk of his time to private equity investments. Prior to joining Soros, Mr. Hiram worked at Lehman Brothers Inc. for thirteen years, most recently serving as Managing Director of a workout and restructuring group. Mr. Hiram also serves as a member of the board of directors of Ulticom. Mr. Hiram was previously a director of the Company in 1986 and 1987. Mr. Hiram received a B. Comm. from the University of Natal, South Africa, in 1978 and an M.B.A. from Columbia University in 1981. Mr. Hiram is also a director of Ulticom. Mr. Hiram is an independent director.

Mr. Alon, age 43, has served as a director of the Company since December 2003. Since November 2000, Mr. Alon has served as Chairman of TopView Ventures LLC, an investment firm focused on special situation investments in a broad range of industries. From 1998 to 2000, Mr. Alon served as a Director in the mergers and acquisitions department of Merrill Lynch & Co., Inc. with a focus on private equity and financial sponsor clients. From 1996 to 1998, Mr. Alon served as a Director at SG Securities Inc., the U.S. based mergers and acquisitions and merchant banking business unit of Societe Generale SA. From 1991 to 1996, Mr. Alon worked as an investment banker at Lehman Brothers Inc. Mr. Alon received a B.Sc. in Computer Science and Engineering, magna cum laude, from the University of California, Los Angeles in 1988 and an M.B.A. from Harvard Business School in 1991.

Mr. Aronovitz, age 37, has served as Vice President of Finance and Treasurer of the Company since January 2006, as Vice President of Finance since January 2005 and as Assistant Vice President of Finance since November 2002. Prior to joining the Company, Mr. Aronovitz was Vice President and Chief Financial Officer of Miltex Inc. from 2001 through 2002. From 1999 through 2001, Mr. Aronovitz was at IDT Corporation, serving most recently as Vice President and Corporate Controller. From 1996 through 1999, Mr. Aronovitz was at Zurich Reinsurance (North America) Inc. (now Converium Reinsurance (North America) Inc.), serving most recently as a Director of Finance. Mr. Aronovitz worked in the audit and business advisory practice of Arthur Andersen LLP from 1990 through 1996. Mr. Aronovitz is a director of Verint. Mr. Aronovitz received a B.S. in Accounting in 1990 from the Sy Syms School of Business at Yeshiva University.

Mr. Robinson, age 39, served as the Company's Associate General Counsel from January 1999 through December 2002 and as its Vice President of Legal and General Counsel since January 2003. Prior to joining the Company, Mr. Robinson was an associate attorney at Kramer, Levin, Naftalis & Frankel, LLP and he also served as counsel to the United States Senate Committee on Governmental Affairs with respect to its special investigation into illegal and improper campaign fund-raising activities during the 1996 federal election. Before then, Mr. Robinson was an associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Robinson is a director of Verint and Ulticom. Mr. Robinson holds a B.A. in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law.

On April 28, 2006, the Company determined to provide the following compensation to the individuals named above: Mr. Hiram, a director fee of $300,000 per annum; Mr. Alon, a monthly salary of $50,000; Mr. Aronovitz, a salary of $310,000 per annum; and Mr. Robinson, a salary of $550,000 per annum. In addition, the Company determined to pay Mr. Aronovitz an aggregate bonus for fiscal year 2006 of $120,000 payable in two equal installments on July 31, 2006 and January 31, 2007. Each of Messrs. Alon, Aronovitz and Robinson has the right to participate in the insurance, bonus, stock option, 401(k) and other benefit and incentive compensation plans or arrangements of the Company under the same terms and conditions applicable to employees generally. In addition, each of Mr. Aronovitz and Mr. Robinson is entitled to the use of a company car.


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Prior to April 28, 2006, Mr. Alon served as an independent director of the
Company. Mr. Hiram continues to meet the independence standards and serve as an independent director of the Company. The director fee payable to Mr. Hiram as described above shall be paid in lieu of the cash compensation he was entitled to receive as an independent director prior to April 28, 2006. Mr. Alon will not receive additional compensation for service as a director while serving as interim Chief Executive Officer. Prior to April 28, 2006, Messrs. Alon and Hiram, as independent directors, each received compensation in the amount of (i) an annual $30,000 cash retainer, (ii) $1,500 for attendance at each Board meeting and (iii) $1,000 for attendance at each committee meeting of the Board. In addition, as Chairman of the Audit Committee, Mr. Hiram received an annual $7,000 retainer. As an independent director, each of Messrs. Alon and Hiram also was entitled, and Mr. Hiram continues to be entitled, to receive an annual stock option grant under the Company's Stock Option Plans entitling him to purchase 17,000 shares of Common Stock at a price per share equal to the fair market value of the Common Stock as reported on the NASDAQ on the date two business days after the publication of the audited year-end financial statements of the Company. Twenty-five percent of the stock options vest quarterly on each of the last day of the Company's first, second, third and fourth fiscal quarters. Since February 1, 2005, stock options to purchase 17,000 shares of Common Stock were granted to each of Messrs. Hiram and Alon.

In fiscal year 2005, Mr. Aronovitz's annual salary was $170,000 and his bonus for such fiscal year was $50,000. During the period from February 1, 2006 to April 28, 2006, Mr. Aronovitz's annual salary was raised to $200,000. Since February 1, 2005, Mr. Aronovitz was granted stock options to purchase 15,000 shares of the Company's Common Stock.

In fiscal year 2005, Mr. Robinson's annual salary was $252,500 and his bonus for such fiscal year was $150,000. During the period from February 1, 2006 to April 28, 2006, Mr. Robinson's annual salary was $525,000. Since February 1, 2005, Mr. Robinson was granted stock options to purchase 50,000 shares of the Company's Common Stock.

ITEM 8.01   OTHER EVENTS.

SHAREHOLDER DERIVATIVE AND FEDERAL SECURITIES LITIGATION

Several purported shareholder derivative actions have been filed by persons identifying themselves as Comverse shareholders and purporting to act on behalf of the Company: four actions were filed in the New York State Supreme Court and two actions were filed in the United States District Court for the Eastern District of New York. The defendants in one or more of these actions include certain current and former directors and/or officers of the Company. These actions include: Sollins v. Alexander, et al., filed April 11, 2006; Capovilla
v. Alexander, et al., filed April 20, 2006; Hill v. Alexander, et al., filed April 21, 2006, Cinquemani v. Alexander, et al., filed April 24, 2006; Gross v. Alexander, et al., filed April 24, 2006; and Braverman v. Alexander, et al., filed May 1, 2006. The complaints in these actions allege that the certain current and former directors and/or officers of the Company named as defendants breached their fiduciary duties beginning in 1994 through present by, among other things: (i) allowing and participating in an alleged scheme to backdate the grant dates of employee stock options to improperly benefit the Company's executives and certain directors; (ii) allowing insiders, including certain of the defendants, to personally profit by trading the Company's stock while allegedly in possession of material inside information; (iii) failing to properly oversee or implement procedures to detect and prevent such improper practices; (iv) causing the Company to issue allegedly materially false and misleading proxy statements, as well as causing the Company to file other allegedly false and misleading documents with the SEC; and (v) exposing the Company to civil liability. These complaints seek damages and other equitable and/or injunctive relief. On May 1, 2006, plaintiffs in the actions pending the New York State Supreme Court moved to consolidate such actions.

On April 19, 2006, Anthony Caiafa, individually and purportedly on behalf of a class of the Company's investors who purchased the Company's publicly traded securities between April 30, 2001 and April 16, 2006, filed an action in the United States District Court for the Eastern District of New York against the Company and certain current and former directors and/or officers of the Company (the "Caiafa Action"). This action alleges violations of Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act"), Rule 10b-5 promulgated thereunder and Section 20(a) of the Exchange Act in connection with various public statements made by the Company and seeks an order that the action may proceed as a class action and an award of compensatory damages in favor of the plaintiff and the other class members in an unspecified amount, together with interest and reimbursement of costs and expenses of the litigation. On April 25, 2006, Tully Nadel, individually and purportedly on behalf of a class of the Company's investors who purchased the Company's publicly traded securities


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
between April 30, 2001 and April 16, 2006 filed a substantially similar complaint as that filed in the Caiafa Action and seeking the same relief in the United States District Court for the Southern District of New York.

Additional actions may be filed against the Company arising out of or related to the Company's stock option grants.

Each of these actions is ongoing. Although we cannot predict the outcome of any of these actions, an adverse result in one or more of them could have a potentially material adverse effect on the Company's business, results of operation and financial condition.

UNITED STATES ATTORNEY SUBPOENA

On May 2, 2006 the Company received a subpoena from the United States Attorney's Office for the Eastern District of New York in connection with the issuance of stock option grants between 1995 and the present. The Company intends to fully cooperate with the United States Attorney in responding to this subpoena.

SECURITIES AND EXCHANGE COMMISSION

Representatives of the Special Committee have met with and are cooperating with the Staff of the Securities and Exchange Commission with respect to matters related to the Company's stock option grants.



Note: This Current Report on Form 8-K contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the review of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with integrating the business and employees of the GSS division of CSG Systems, International; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


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
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(D)      EXHIBITS:

         Exhibit No.                           Description
         -----------                           -----------

            10.1 Letter Agreement, dated April 28, 2006, between the Company and Kobi Alexander

            10.2 Letter Agreement, dated April 28, 2006, between the Company and David Kreinberg

            10.3 Letter Agreement, dated April 28, 2006, between the Company and William F. Sorin

            99.1           Press Release of the Company dated May 1, 2006










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMVERSE TECHNOLOGY, INC.

Date: May 4, 2006                         By: /s/ Paul L. Robinson
                                              ---------------------------------
                                          Name: Paul L. Robinson
                                          Title: Executive Vice President
























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                                  EXHIBIT INDEX



Exhibit No.                                Description
-----------                                -----------

   10.1 Letter Agreement, dated April 28, 2006, between the Company and Kobi Alexander

   10.2 Letter Agreement, dated April 28, 2006, between the Company and David Kreinberg

   10.3 Letter Agreement, dated April 28, 2006, between the Company and William F. Sorin

   99.1           Press Release of the Company dated May 1, 2006




























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